Exhibit 10.1
AMENDMENT, WAIVER AND CONSENT AGREEMENT NO. 5
           AMENDMENT, WAIVER AND CONSENT AGREEMENT NO. 5 (this “Amendment”), dated as of October 30, 2008, relating to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of September 12, 2007, among NAVISITE, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement), the Lenders, CIBC WORLD MARKETS CORP., as sole lead arranger (in such capacity, “Sole Lead Arranger”), as documentation agent (in such capacity, “Documentation Agent”) and as bookrunner (in such capacity, “Bookrunner”), CIT LENDING SERVICES CORPORATION, as syndication agent (in such capacity, “Syndication Agent”), and CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York agency, as issuing bank (in such capacity, “Issuing Bank”) and as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to Borrower pursuant to the terms and conditions set forth therein;
          WHEREAS, Borrower has failed to comply with Sections 6.10(a) and 6.10(b) for the fiscal quarter ended July 31, 2008 and Section 6.10(c) for the fiscal year ended July 31, 2008 (collectively, the “Existing Events of Default”);
          WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree, subject to the conditions and terms set forth in this Amendment to amend the Maximum Total Leverage Ratio, the Minimum Fixed Charge Coverage Ratio and the Limitation on Capital Expenditures covenants and certain additional amendments to the Credit Agreement and waive the Existing Events of Default;
          WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, the consent of the Required Lenders is necessary to effect this Amendment;
          WHEREAS, the Lenders party hereto (the “Consenting Lenders”) constitute the Required Lenders under the Credit Agreement;
          WHEREAS, the Administrative Agent and the Consenting Lenders have considered and are willing to agree to the amendments and waive the Existing Events of Default, but only upon the terms and conditions set forth in this Amendment; and
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I
CONSENTS
          SECTION 1.01 Consent. Subject to the conditions precedent set forth in Article V of this Amendment, the Consenting Lenders hereby consent to the execution by the Administrative Agent of this Amendment.
ARTICLE II
CONDITIONAL WAIVER
          SECTION 2.01 Conditional Waiver of Existing Events of Default. Subject to the conditions precedent set forth in Article V of this Amendment, the Consenting Lenders hereby waive the Existing Events of Default; provided that such waiver shall be automatically revoked without any requirement of notice or further action by any Lender or any Agent, and such Existing Events of Default shall be deemed to have remained continuously in existence as if such waiver had never been granted, if upon delivery of the Compliance Certificate for the period ended July 31, 2008: (i) the Total Leverage Ratio shall exceed 3.96 to 1.00, (ii) the Consolidated Fixed Charge Coverage Ratio shall be less than 1.13 to 1.00 or (iii) Capital Expenditures shall exceed $14,967,000. The foregoing is a limited waiver and shall not be deemed to constitute a waiver of any Event of Default (other than, subject to the foregoing, the Existing Events of Default) or any future breach of the Credit Agreement or any of the other Loan Documents. The Lenders hereby reserve their rights under the Loan Documents and applicable law in respect of such other Events of Default and future breaches.
ARTICLE III
AMENDMENTS TO CREDIT AGREEMENT
          SECTION 3.01Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows (subject to the conditions precedent set forth in Article V of this Amendment):
     (a) The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is amended by (x) deleting from the first sentence the word “greater” and replacing it with “greatest”; (y) deleting the word “and” at the end of clause (a) in the first sentence and replacing it with a comma and (z) adding the following at the end of clause (b): “and (c) 4.15%”.
     (b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:
     ““Applicable Margin” shall mean, for any day from and after Amendment No. 5 Effective Date, the applicable percentage set forth in Annex I under the appropriate caption.
     (c) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended by restating clause (y) as follows:
     “(y) subtracting therefrom (i) the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business) for such period and (ii) the amount of “other income” or similar income items included in Consolidated Net Income to the extent that such other income or similar item shall not have been paid in cash to Borrower or a Subsidiary during such period and (z) adding thereto the amount of “other income” or similar income items received in cash during such period but included in Consolidated Net Income in a prior period (as a result of accrual accounting) and subtracted in the calculation of Consolidated EBITDA during such prior period by operation of clause (y)(ii)(X) above; provided, however, that notwithstanding anything to the contrary herein, Borrower shall exclude all “other income” and similar income items from the determination of Consolidated EBITDA to the extent that in the aggregate such items would exceed 2% of Consolidated EBITDA for such period.”
     (d) The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is amended by deleting from the parenthetical in subclause (v) the word “or”, replacing it with a comma and inserting after “(f)” the following: “or (j)”.
     (e) The definition of “Excess Cash Flow Period” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:
     “Excess Cash Flow Period” shall mean (i) for all fiscal years ending prior to the Amendment No. 5 Effective Date, (a) the period taken as one accounting period from August 1, 2007 and ending on July 31, 2008 and (b) each fiscal year of Borrower thereafter and (ii) for all fiscal years ending on or after the Amendment No. 5 Effective Date, each fiscal quarter taken as one accounting period commencing with the fiscal quarter ending October 31, 2008.”
     (f) The definition of “Net Cash Proceeds” in Section 1.01 of the Credit Agreement is amended by (x) deleting the word “and” from the end of subclause (b), (y) replacing the period at the end of subclause (c) with “; and” and (z) inserting new subclause (d) as follows:
     “(d) with respect to the La Touraine Litigation, all amounts received by Borrower or any of its Subsidiaries in respect of the La Touraine Litigation (whether in connection with any judgment or settlement or otherwise).”
     (g) The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is amended by deleting in clause (ii)(A) and clause (y) within the parenthetical, the two references to “Sections 6.10(a) and (b)” and replacing each such reference with the following: “Sections 6.10(a), (b) and (d)”.
     (h) The definition of “Permitted Subordinated Indebtedness” in Section 1.01 of the Credit Agreement is amended by deleting in clause (v) and clause (y) within the parenthetical, the two references to “Sections 6.10(a) and (b)” and replacing each such reference with the following: “Sections 6.10(a), (b) and (d)”.
     (i) The following new definitions shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
““Amendment No. 5 Effective Date” shall mean October 31, 2008.”
““AJE Sale” shall mean the sale of the business of America’s Job Exchange, Inc., a wholly-owned Subsidiary of Borrower, whether by stock sale, merger or the sale or transfer of all or substantially all of such entity’s assets.”

““La Touraine Litigation” shall mean (i) the litigation pending in the Superior Court of California, County of San Diego, Central Division, Case No. 37 2008 000, and (ii) the arbitration pending before the American Arbitration Association, San Francisco, California, Case No. AAA Case 74494Y137707.”
““Senior Leverage Ratio” shall mean, at any date of determination, the ratio of (i) Consolidated Indebtedness of Borrower and its Subsidiaries on such date less the aggregate amount of Subordinated Indebtedness of Borrower and its Subsidiaries on such date to (ii) Consolidated EBITDA for the Test Period then most recently ended.”
     (j) Section 2.03 is amended by adding the following after the last sentence of such Section:
     “Notwithstanding anything to the contrary herein, Borrower may not elect that a Term Borrowing be converted to an ABR Borrowing if (i) as a result thereof there would be in excess of $4,000,000 of Term Loans that are ABR Borrowings and (ii) on the third Business Day prior to the requested effective date of any such election, the sum of the Alternate Base Rate then in effect plus the Applicable Margin then in effect would be less than the LIBOR Rate for each then available Interest Period plus the Applicable Margin then in effect.”
     (k) Section 2.05 is amended by (x) renumbering (A) subclause (c) as subclause (d) and (B) subclause (d) as subclause (e) and (y) inserting the following as new subclause (c):
     “(c) Leverage Conditional Fee. If the Senior Leverage Ratio is greater than 3.00 to 1.00 as of the last day of the Test Period ending January 31, 2010, Borrower agrees to pay no later than 5 Business Days after the date on which the Compliance Certificate is delivered or is required to be delivered for such Test Period pursuant to Section 5.01(d), to the Administrative Agent for the ratable benefit of the Lenders, an amount equal to 3.00% of the aggregate of the Term Loans and Revolving Commitments outstanding as of January 31, 2010.”
     (l) Section 2.06(d) is amended by adding the following after the last sentence of such subclause:
     “For each period that the Applicable Margin is at Level I (as set forth on Annex I), interest accruing on the Loans (i) to the extent of the LIBOR Rate plus 6.00%, in the case of LIBOR Borrowings, and the Alternate Base Rate plus 5.00%, in the case of ABR Borrowings, shall be payable in cash on each Interest Payment Date and (ii) except in the case of interest accruing at the Default Rate and as provided for in clause (i) of the proviso to the first sentence of this Section 2.06(d), to the extent in excess of the LIBOR Rate plus 6.00%, in the case of LIBOR Borrowings, and the Alternate Base Rate plus 5.00%, in the case of ABR Borrowings, shall be capitalized on each Interest Payment Date, and added to the then outstanding principal amount of the Loan and, thereafter, shall bear interest as provided hereunder as if it had originally been part of the outstanding principal of the Loan.”
     (m) Section 2.08(b) is amended by adding the following after clause (iv) of the first paragraph thereof:

     “Notwithstanding anything to the contrary herein, Borrower may not elect that a Term Borrowing be converted to an ABR Borrowing if (i) as a result thereof there would be in excess of $4,000,000 of Term Loans that are ABR Borrowings and (ii) on the third Business Day prior to the requested effective date of any such election, the sum of the Alternate Base Rate then in effect plus the Applicable Margin then in effect would be less than the LIBOR Rate for each then available Interest Period plus the Applicable Margin then in effect.”
     (n) Section 2.08(c) is amended by adding the following proviso at the end of the first sentence of such subsection:
     “; provided, however, that notwithstanding anything to the contrary herein, no such Term Borrowing shall be converted to an ABR Borrowing if (i) as a result thereof there would be in excess of $4,000,000 of Term Loans that are ABR Borrowings and (ii) on the third Business Day prior to the requested effective date of any such election, the sum of the Alternate Base Rate then in effect plus the Applicable Margin then in effect would be less than the LIBOR Rate for each then available Interest Period plus the Applicable Margin then in effect, in which case, such Term Borrowing shall be continued as a LIBOR Borrowing with an Interest Period selected by Borrower (provided that if Borrower shall not have specified the new Interest Period prior to the end of the then current Interest Period, Borrower shall be deemed to have selected an Interest Period of one month’s duration).”
     (o) Section 2.10(c) is amended to read in its entirety as follows:
     “(c) Asset Sales. Not later than five Business Days following the receipt of any Net Cash Proceeds of any Asset Sale by Borrower or any of its Subsidiaries, Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that no such prepayment shall be required under this Section 2.10(c) with respect to (A) any Asset Sale permitted by Section 6.06(a), (B) the disposition of property which constitutes a Casualty Event, or (C) Asset Sales for fair market value resulting in no more than $500,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and no more than $1,000,000 in Net Cash Proceeds in any fiscal year (to the extent that either maximum amount set forth in this subclause (C) is exceeded, the Loan Parties shall be required to apply the amount in excess of the maximum amounts set forth in this subclause (and not the entire amount) to prepay the Loans); provided that clause (C) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof. Notwithstanding the foregoing, Borrower and its Subsidiaries shall not be entitled to retain any Net Cash Proceeds from the AJE Sale and shall, within 5 Business Days following the receipt of any Net Cash Proceeds from the AJE Sale, make prepayments of the Term Loans in accordance with Sections 2.10(h) and (i) in an aggregate amount equal to 100% of such Net Cash Proceeds.”
     (p) Section 2.10(e) is amended by (x) replacing “50%” with “100%” and (y) replacing “$20,000,000” with “$5,000,000”.
     (q) Section 2.10(g) is amended to read in its entirety as follows:
     “(g) Excess Cash Flow. No later than five Business Days after the date on which the financial statements with respect to such (x) fiscal year (in the case of all fiscal years ended prior to the Amendment No 5 Effective Date) or (y) fiscal quarter (in the case of all fiscal years ending after the Amendment No. 5 Effective Date and commencing with the fiscal quarter ending October 31, 2008), as the case may be, in which such Excess Cash Flow Period occurs are or are required to be delivered pursuant to Section 5.01(a) or (b), Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate amount equal to 75% of Excess Cash Flow for the Excess Cash Flow Period then ended.”
     (r) Section 2.10(h) is amended by (x) deleting in the second sentence after “(f)” the word “or”, (y) replacing it with a comma and (z) inserting the following after “(g)”: “or (j)”.
     (s) Section 2.10 is amended by inserting the new subclause (j) in its entirety as follows:
     “(j) La Touraine Litigation. Not later than five Business Days following the receipt of any Net Cash Proceeds from the La Touraine Litigation by Borrower or any of its Subsidiaries, Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate amount equal to 100% of such Net Cash Proceeds in excess of $350,000.”
     (t) Section 5.01(a) is amended as follows:
     (i) by inserting after “within” and before “95 days” with the following: “(x) 105 days after the end of fiscal year ending July 31, 2008 and (y)”
     (ii) by replacing “each fiscal year, beginning with the fiscal year ending July 31, 2007” with the following: “the fiscal years ending July 31, 2007, July 31, 2009 and each fiscal year thereafter”.
     (u) Section 5.01(d) is amended as follows:
     (i) by adding in clause (i)(B) thereof after “Section 5.01(a)” and before “above”, the following: “or (b)”; and
     (ii) by deleting the word “and” at the end of clause (i) and inserting after clause (ii) the following: “; and (iii) concurrently with any delivery of financial statements under Section 5.01(a) or (b) above, beginning with the fiscal quarter ending January 31, 2009, detailed quarterly reports satisfactory to the Administrative Agent of the Capital Expenditures of Borrower and its Subsidiaries for the fiscal period covered by such financial statements”.
     (v) Section 6.06(b) of the Credit Agreement is amended to read in its entirety as follows:
     “(b) Asset Sales; provided that the aggregate consideration received in respect of all Asset Sales pursuant to this clause (b) shall not exceed $5,000,000; provided, however, that the consideration received from the AJE Sale shall be excluded from such amount;”
     (w) Section 6.07(e) of the Credit Agreement is amended to read in its entirety as follows:

     “(e) Permitted Acquisitions including, without limitation, the netASPx Acquisition; provided that the Borrower shall receive the written consent of the Required Lenders as a condition to and prior to consummating any such Permitted Acquisition; and”
     (x) Section 6.08(c) is amended by (x) deleting “Sections 6.10(a) and (b)” from subclause (x)(I)(A) in the proviso and (y) replacing it with the following: “Sections 6.10(a), (b) and (d)”.
     (y) Section 6.10(a) of the Credit Agreement is amended to read in its entirety as follows:
     “(a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, as of the last day of any Test Period in effect during any period in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Total Leverage Ratio
July 31, 2007	4.50 to 1.0
October 31, 2007	4.50 to 1.0
January 31, 2008	4.25 to 1.0
April 30, 2008	4.00 to 1.0
July 31, 2008	3.75 to 1.0
October 31, 2008	4.10 to 1.0
January 31, 2009	4.05 to 1.0
April 30, 2009	4.00 to 1.0
July 31, 2009	3.90 to 1.0
October 31, 2009	3.70 to 1.0
January 31, 2010	3.50 to 1.0
April 30, 2010	3.35 to 1.0
July 31, 2010	3.10 to 1.0
October 31, 2010	3.10 to 1.0
January 31, 2011	2.80 to 1.0
April 30, 2011	2.65 to 1.0
July 31, 2011	2.50 to 1.0
October 31, 2011	2.50 to 1.0
January 31, 2012	2.50 to 1.0
April 30, 2012	2.50 to 1.0
July 31, 2012	2.50 to 1.0
October 31, 2012	2.50 to 1.0

Test Period	Total Leverage Ratio
January 31, 2013	2.50 to 1.0
April 30, 2013 and the last day of each fiscal quarter thereafter	2.50 to 1.0
     (z) Section 6.10(b) of the Credit Agreement is amended to read in its entirety as follows:
     “(b) Minimum Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, for any Test Period in effect during any period in the table set forth below, to be less than the ratio set forth opposite such period in the table below:

Fixed Charge
Test Period	Coverage Ratio
July 31, 2007	1.00 to 1.0
October 31, 2007	1.00 to 1.0
January 31, 2008	1.10 to 1.0
April 30, 2008	1.20 to 1.0
July 31, 2008	1.25 to 1.0
October 31, 2008	1.10 to 1.0
January 31, 2009	1.10 to 1.0
April 30, 2009	1.10 to 1.0
July 31, 2009	1.12 to 1.0
October 31, 2009	1.15 to 1.0
January 31, 2010	1.16 to 1.0
April 30, 2010	1.18 to 1.0
July 31, 2010	1.25 to 1.0
October 31, 2010	1.35 to 1.0
January 31, 2011	1.45 to 1.0
April 30, 2011	1.55 to 1.0
July 31, 2011	1.60 to 1.0
October 31, 2011	1.65 to 1.0
January 31, 2012	1.75 to 1.0
April 30, 2012	1.85 to 1.0
July 31, 2012	1.95 to 1.0
October 31, 2012	2.00 to 1.0
January 31, 2013	2.00 to 1.0

Fixed Charge
Test Period	Coverage Ratio
April 30, 2013 and the last day of each fiscal quarter thereafter	2.00 to 1.0

.”
     (aa) Section 6.10(c) of the Credit Agreement is amended as follows:
     (i) by deleting the table in its entirety and replacing it with the following table:

Period	Amount
Fiscal year ending July 31, 2007	$10,800,000
Fiscal year ending July 31, 2008	$13,700,000
Fiscal year ending July 31, 2009	$14,000,000
Fiscal year ending July 31, 2010	$14,000,000
Fiscal year ending July 31, 2011	$14,000,000
Fiscal year ending July 31, 2012 and each fiscal year thereafter	$14,000,000

.”
     (ii) by deleting “and” after clause (y) of the proviso and replacing it with a comma and adding the following at the end of clause (z)(ii): “and (aa) Capital Expenditures which do not qualify as Capital Lease Obligations shall not exceed $12,000,000 for the fiscal year ending July 31, 2009 or any fiscal year thereafter.”
     (bb) Section 6.10 of the Credit Agreement is hereby amended by inserting new clause (d) as follows:
     (d) Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio, as of the last day of any Test Period during any period in the table below, to exceed the ratio set forth opposite such period in the table below:

Senior
Test Period	Leverage Ratio
January 31, 2010	3.00 to 1.0
April 30, 2010	2.75 to 1.0
July 31, 2010	2.75 to 1.0
October 31, 2010 and the last day of each fiscal quarter thereafter	2.50 to 1.0
     (cc) A new Annex I to the Credit Agreement is added as follows:

“Applicable Margin

Senior	Revolving Loans and
Leverage	Term Loans
Ratio	Libor	ABR
Level I ≥3.0:1.0	8.00%	7.00%

Level II <3.0:1.0	6.00%	5.00%
     Each change in the Applicable Margin shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Senior Leverage Ratio shall be deemed to be in Level I (i) from Amendment No. 5 Effective Date to the first date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d) following the Amendment No. 5 Effective Date, (ii) at any time during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(d), respectively, and (iii) at any time during the existence of an Event of Default.
     In the event that any financial statement or Compliance Certificate delivered pursuant to Section 5.01 is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected would have led to a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined as if Level I were applicable for such Applicable Period, and (iii) Borrower shall immediately pay to the Administrative Agent the additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. This paragraph shall not limit the rights of the Administrative Agent and the Lenders hereunder.”
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Borrower hereby represents, warrants and acknowledges the following:
     SECTION 4.01 Representations and Warranties. The representations and warranties of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of this date (other than representations and warranties which by their terms relate to an earlier date), except with respect to the matters described herein.

          SECTION 4.02 No Default or Event of Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, other than with respect to the matters described herein.
          SECTION 4.03 Authorization; Enforceability. Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of this Amendment.
          SECTION 4.04 Execution. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          SECTION 4.05 No Conflicts. The execution, delivery and performance of this Amendment by each Loan Party (i) will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (ii) will not violate any Requirement of Law applicable to such Loan Party and (iii) will not violate or result in a default under any indenture or other material agreement or instrument binding upon such Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by such Loan Party or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation thereunder.
ARTICLE V
CONDITIONS PRECEDENT TO EFFECTIVENESS
          The effectiveness of this Amendment is subject to the prior satisfaction of the following conditions precedent:
          SECTION 5.01 Costs and Expenses. Borrower shall have paid all reasonable, documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documentation contemplated hereby, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto.
          SECTION 5.02 Consent Fee. As consideration for the Administrative Agent’s and Consenting Lenders’ execution and delivery of this Amendment, Borrower shall pay to the Administrative Agent in immediately available funds, for the ratable benefit of the Consenting Lenders, a consent fee equal to 1.00% of the aggregate of the Term Loans and Revolving Commitments of such Consenting Lender on or before the Amendment No. 5 Effective Date (“Consent Fee”). This Consent Fee shall be deemed fully earned upon the execution and delivery of this Amendment by all parties hereto, and shall be nonrefundable upon receipt by the Administrative Agent.
          SECTION 5.03 Execution by Loan Parties. Borrower shall have delivered to the Administrative Agent (or its counsel) a copy of this Amendment manually executed and delivered by each Loan Party (which may be transmitted by facsimile or by email).
          SECTION 5.04 Execution by Consenting Lenders and Agents. The Administrative Agent (or its counsel) shall have received from each Consenting Lender and each of the other parties hereto a counterpart of this Amendment executed on behalf of such party (which may be transmitted by facsimile or by email).
ARTICLE VI
AFFIRMATION AND ACKNOWLEDGMENT
          SECTION 6.01 Acknowledgment and Affirmation. Each Loan Party hereby (i) expressly acknowledges and affirms the terms of the Credit Agreement and the other Loan Documents, (ii) ratifies and affirms after giving effect to this Amendment its obligations under the Loan Documents (including guarantees and security agreements) executed by such Loan Party and (iii) after giving effect to this Amendment, acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.
          SECTION 6.02 Enforceability. Each Loan Party further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.
          SECTION 6.03 Course of Dealing. Each Loan Party hereby acknowledges and agrees that the acceptance by the Administrative Agent, each Lender and each other Agent of this Amendment shall not be construed in any manner to establish any course of dealing on any Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
ARTICLE VII
COVENANTS AND MISCELLANEOUS PROVISIONS
          SECTION 7.01 Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Loan Parties and the Consenting Lenders.
          SECTION 7.02 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights or remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. On and after giving effect to this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

          SECTION 7.03 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
          SECTION 7.04 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by facsimile or email shall be effective as delivery of a manually executed counterpart.
          SECTION 7.05 Cooperation; Other Documents. At all times following the execution of this Amendment, each Loan Party shall execute and deliver to the Lenders and the Administrative Agent, or shall cause to be executed and delivered to the Lenders and the Administrative Agent, and shall do or cause to be done all such other acts and things as any of the Lenders and the Administrative Agent may reasonably deem to be necessary or desirable to confirm their obligations under the Loan Documents.
          SECTION 7.06 Governing Law; Jurisdiction; Consent to Service of Process. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
          SECTION 7.07 Release. In further consideration of the Consenting Lenders’ execution of this Amendment, each Loan Party hereby releases the Administrative Agent, the Collateral Agent and each Lender and each of their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any Loan Party may have against the Releasees which arise from or in any way relate to the Credit Agreement, Obligations and/or Secured Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations or Secured Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which any of the Releasees may have taken or omitted to take prior to the date hereof).
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

NAVISITE, INC.
By:	/s/ James W. Pluntze
	Name: Title:	James W. Pluntze Chief Financial Officer

Signature Page to Amendment, Waiver and Consent Agreement No. 5

AVASTA, INC.
CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
CLEARBLUE TECHNOLOGIES/CHICAGO-WELLS, INC.
CLEARBLUE TECHNOLOGIES/LAS VEGAS, INC.
CEEARBLLE TECHNOLOGIES/LOS ANGELES, INC.
CEEARBLLE TECHNOLOGIES/OAK BROOK, INC.
CLEARBLUE TECHNOLOGIES/VIENNA, INC.
CLEARBLUE TECHNOLOGIES/DALLAS, INC.
CLEARBLUE TECHNOLOGIES/NEW YORK, INC.
CLEARBLUE TECHNOLOGIES/SAN FRANCISCO, INC.
CLEARBLUE TECHNOLOGIES/SANTA CLARA, INC.
CONXION CORPORATION
INTREPID ACQUISITION CORP.
LEXINGTON ACQUISITION CORP.
MANAGEDOPS.COM, INC.
SUREBRIDGE ACQUISITION CORP.
SUREBRIDGE SERVICES, INC.
AMERICA’S JOB EXCHANGE, INC. (FORMERLY
KNOWN AS NAVISITE ACQUISITION SUBSIDIARY, INC.)
JUPITER HOSTING, INC.
1100 TECHNOLOGIES, INC.
NAVI ACQUISITION CORP.
NETASPX, LLC
NETASPX ACQUISITION, INC.
NCS HOLDING COMPANY
NETWORK COMPUTING SERVICES, INC.

By:	/s/ James W. Pluntze
	Name:	James W. Pluntze
	Title:	Chief Financial Officer

Signature Page to Amendment, Waiver and Consent Agreement No. 5

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency, as Issuing Bank, Administrative Agent and Collateral Agent
By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Canadian Imperial Bank of Commerce Authorized Signatory

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CIBC INC, as a Lender
By:	/s/ E. L. Gordon
	Name:	E. L. Gordon
	Title:	As Agent

By:
Name:
Title:

CIFC FUNDING 2007-II, LTD. CIFC FUNDING 2007-III, LTD., as a Lender
By:	/s/ Nga Tran
	Name:	Nga Tran
	Title:	Head of Institutional Relationships

[CIFC Funding 2007-50, Ltd], as a Lender
By:	/s/ Eugene O’Neill
	Name:	Eugene O’Neill
	Title:	VP

By:
Name:
Title:

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[CIT Lending Services Corporation], as a Lender
By:	/s/ Joseph Junda
	Name:	Joseph Junda
	Title:	Vice President

By:
Name:
Title:

4

Cratos CLO I LTD, as a Lender
By: Cratos CDO Management, LLC As Attorney-in-fact

By: Cratos Capital Partners, LLC
Its Manager

By:	/s/ Ronald J. Banks

Name:	Ronald J. Banks
Title:	Managing Director

[Knightsbridge CLO 2007-1 Limited], as a Lender
By: ACKB LLC, its Investment Manager

By:	/s/ Marshall McFeetors

Name: Marshall McFeetors
Title: Principal

By:

Name:
Title:

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Emporia Preferred Funding III Ltd,
By: Emporia Capital Management LLC, as a Lender

By:	/s/ Peter Burton

Name: Peter Burton
Title: Vice President

Emporia Preferred Funding IV Ltd,
By: Emporia Capital Management LLC, as a Lender

By:	/s/ Peter Burton

Name: Peter Burton
Title: Vice President

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FM Leveraged Capital Fund II
By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

4

FriedbergMilstein Private Capital Fund I
By: GSO Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

4

Garrison Credit Investments LLC, as a Lender

By:	/s/ Brian S. Chase

Name: Brian S. Chase
Title: Chief Financial Officer

4

GARRISON FUNDING 2008-1 LTD., as a Lender

By:	/s/ Brian S. Chase

Name: Brian S. Chase
Title: Chief Financial Officer

4

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos

	Name:	John Campos
	Title:	Authorized Signatory

4

FOXE BASIN CLO 2003, LTD.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

4

Gale Force 3 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

4

Gale Force 4 CLO, Ltd.
By: GSO Debt Funds Management LLC as Collateral
Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

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HUDSON STRAITS CLO 2004, LTD.
By: GSO Debt Funds Management LLC as Collateral
Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Authorized Signatory

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Claymore/Guggenheim Strategic Opportunities
Fund, as a Lender

By:	/s/ Gabriel J. Kochmer

Name: Gabriel J. Kochmer
Title: Vice President, Guggenheim Partners Asset
Management, Inc. as Agent for Clay- more/Guggenheim Strategic Opportunities Fund

By:

Name:
Title:

4

COPPER RIVER CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh

Name: KAITLIN TRINH
Title: DIRECTOR

By:

Name:
Title:

4

GREEN LANE CLO LTD., as a Lender

By:	/s/ Kaitlin Trinh

Name: KAITLIN TRINH
Title: DIRECTOR

By:

Name:
Title:

4

KENNECOTT FUNDING LTD., as a Lender

By:	/s/ Kaitlin Trinh

Name: KAITLIN TRINH
Title: DIRECTOR

By:

Name:
Title:

4

NZC OPPORTUNITIES (FUNDING) II LIMITED, as a Lender

By:	/s/ Kaitlin Trinh

Name: KAITLIN TRINH
Title: DIRECTOR

By:

Name:
Title:

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SANDS POINT FUNDING LTD., as a Lender

By:	/s/ Kaitlin Trinh

Name: KAITLIN TRINH
Title: DIRECTOR

By:

Name:
Title:

4

NEWSTAR WAREHOUSE FUNDING 2005
LLC, as a Lender

By: NewStar Financial Inc., its Manager

By:	/s/ Robert E. Hornstein

Name:	Robert E. Hornstein
Title:	Managing Director
Portfolio Management

NEWSTAR COMMERCIAL LOAN TRUST 2006-1, as a Lender

By: NewStar Financial Inc., its Manager

By:	/s/ Robert E. Hornstein

Name:	Robert E. Hornstein
Title:	Managing Director Portfolio Management

NEWSTAR DB TERM FUNDING LLC, as a Lender

By: NewStar Financial Inc., its Manager

By:	/s/ Robert E. Hornstein

Name:	Robert E. Hornstein
Title:	Managing Director
Portfolio Management

T2 Income Fund CLO I, Ltd. as a Lender

By: T2 Advisers, LLC as
Collateral Manager

By:	/s/ Saul Rosenthal

Name: Saul Rosenthal
Title: President

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Telos CLO 2007-2, LTD.

by Tricadia Loan Management

as a Lender

By:	/s/ John McCormick

Name: John McCormick
Title: Managing Director

4

COLTS 2007-1 LTD., as a Lender

By: Structured Asset Investors, LLC,
as Collateral Manager

By:	/s/ Glenn Edwards

Name:	Glenn Edwards
Title:	Managing Director

COLTS 2005-2 LTD., as a Lender

By: Structured Asset Investors, LLC,
as Collateral Manager

By:	/s/ Glenn Edwards

Name:	Glenn Edwards
Title:	Managing Director

4